Exhibit 10.6

[EXECUTION]

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of May 12, 2014, by and among VANTAGE ENERGY, LLC, a Delaware limited liability company (“Borrower”), WELLS FARGO BANK, N.A., as Administrative Agent and as LC Issuer, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent and Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of December 20, 2013 (as amended, supplemented, or otherwise modified to the date hereof, the “Original Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

WHEREAS, Borrower, Administrative Agent and Required Lenders desire to amend the Original Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Section 1.1.                                 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2.                                 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2:

“Amendment” means this First Amendment to Credit Agreement.

“Amendment Documents” means this Amendment, the Consent of Guarantors and all other Loan Documents executed and delivered in connection herewith.

“Consent” means the Consent and Agreement dated of even date herewith, executed by the Guarantors in favor of the Administrative Agent for the benefit of the Guaranteed Parties referenced therein, in the form attached hereto.

“Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II.

AMENDMENTS

Section 2.1.                                 Sale of Production.  The second sentence of Section 5.19 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

Except for (a) production sales contracts, processing agreements, transportation agreements and other agreements relating to the marketing of production that are listed in Section 5.19 of the Disclosure Schedule in connection with the Oil and Gas Properties covered by the most recently delivered Engineering Report to which such contract or agreement relates and (b) such other contracts or arrangements approved in writing by Administrative Agent from time to time in its sole discretion: (i) no Oil and Gas Property covered by the most recently delivered Engineering Report is subject to any contractual or other arrangement for the sale, processing or transportation of production (or otherwise related to the marketing of production) which cannot be canceled by such Restricted Person on 120 days’ (or less) notice and (ii) all contractual or other arrangements for the sale, processing or transportation of production (or otherwise related to the marketing of production) are on reasonable commercial terms available with third parties not affiliated with Restricted Persons.

Section 2.2.                                 Disclosure Schedule. Section 5.19 of the Disclosure Schedule is hereby amended to add the following text at the end thereof to read as follows:

Base Contract for Sale and Purchase of Natural Gas, dated as of April 15, 2014, between Noble Americas Gas & Power Corp. and Vantage Appalachia, together with those certain Special Provisions to the Base Contract for Sale and Purchase of Natural Gas between Noble Americas Gas & Power Corp. and Vantage Appalachia.

Section 2.3.                                 Waiver.  Vantage Appalachia, a Guarantor, has entered into that certain Base Contract for Sale and Purchase of Natural Gas dated as of April 15, 2014 with Noble Americas Gas & Power Corp. (the “Noble Contract”).  As a result of the Noble Contract, Borrower is in violation of the terms of Sections 5.19 and 6.21 of the Credit Agreement (the “Designated Default”).  Borrower has requested that Administrative Agent and Required Lenders waive the Designated Default, and Administrative Agent and Required Lenders have agreed to do so on the terms set forth herein.  Accordingly, Administrative Agent and Required Lenders hereby waive the Designated Default.  The foregoing waiver shall not constitute a waiver of any other or future Defaults or Events of Default under the Credit Agreement or of any other provisions of the Credit Agreement or this Amendment.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Section 3.1.                                 Effective Date. This Amendment shall become effective as of the date first above written when and only when:

(a)                                 Amendment Documents. Administrative Agent shall have received duly executed and delivered counterparts of each Amendment Document (i) in form, substance and date satisfactory to Administrative Agent, and (ii) in such numbers as Administrative Agent or its counsel may reasonably request.

(b)                                 Officer’s Certificate. Administrative Agent shall have received a certificate of the secretary, assistant secretary or other Responsible Officer of each Restricted Person certifying as of the date of this Amendment (i) that there have been no changes to the Organizational Documents of such Restricted Person since the Closing Date, (ii) the resolutions of such Restricted Person approving this Amendment, the other Amendment Documents and the related transactions (which certification may, if applicable, be by reference to previously adopted resolutions), and (iii) the signature and incumbency certificates of the officers of such Restricted Person (which certification may, if applicable, be by reference to previously delivered incumbency certificates).

(c)                                  Existence and Good Standing Certificates. Administrative Agent shall have received an existence and good standing certificate from the applicable Governmental Authority of each Restricted Person’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the effectiveness of this Amendment.

(d)                                 Fees. Borrower shall have paid, in connection with such Loan Documents, all fees and reimbursements to be paid to Administrative Agent pursuant to any Loan Documents, or otherwise due Administrative Agent and including fees and disbursements of Administrative Agent’s attorneys.

(e)                                  Completion of Proceedings. All partnership, corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Amendment and all documents incidental thereto not previously found acceptable by Administrative Agent and its counsel shall be reasonably satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

(f)                                   Due Diligence. Administrative Agent and Lenders shall have completed satisfactory due diligence review of the assets, liabilities, business, operations and condition (financial or otherwise) of the Restricted Persons, including a review of their Oil and Gas Properties and all legal, financial, accounting, governmental, environmental, tax and regulatory matters, and fiduciary aspects of the transactions contemplated by this Amendment.

(g)                                  Other Documentation. Administrative Agent shall have received all documents and instruments that Administrative Agent has then reasonably requested, in addition to those described in this Section 3.1. All such additional documents and instruments shall be reasonably satisfactory to Administrative Agent in form, substance and date.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

Section 4.1.                                 Representations and Warranties of Borrower. In order to induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

(a)                                 All representations and warranties made by any Restricted Person in any Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date).

(b)                                 Each Restricted Person has duly taken all action necessary to authorize the execution and delivery by it of the Amendment Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder.

(c)                                  The execution and delivery by the various Restricted Persons of the Amendment Documents to which each is a party, the performance by each of its obligations under such Amendment Documents, and the consummation of the transactions contemplated by the various Amendment Documents, do not and will not (a) conflict with, violate or result in a breach of any provision of (i) any Law in any material respect, (ii) the Organizational Documents of any Restricted Person, or (iii) any material judgment, license, order or permit applicable to or binding upon any Restricted Person, (b) result in the acceleration of any Indebtedness owed by any Restricted Person, or (c) result in or require the creation of any Lien upon any assets or properties of any Restricted Person except as expressly contemplated or permitted in the Loan Documents. Except (i) as expressly contemplated in the Loan Documents and (ii) such as have been obtained or made and are in full force and effect, no permit, consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required on the part of or in respect of a Restricted Person in connection with the execution, delivery or performance by any Restricted Person of any Amendment Document to which it is a party or to consummate any transactions contemplated thereby.

(d)                                 This Amendment is, and the other Amendment Documents when duly executed and delivered will be, legal, valid and binding obligations of each Restricted Person that is a party hereto or thereto, enforceable against such Restricted Person in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and conveyance or similar Laws of general application relating to the enforcement of creditors’ rights and by general principles of equity.

(e)                                  The audited annual Consolidated financial statements of Borrower dated as of December 31, 2013 fairly present, in all material respects, Borrower’s Consolidated financial position at the date(s) thereof and the Consolidated results of Borrower’s operations and Borrower’s Consolidated cash flows for the period(s) thereof.  Since the date of such audited annual Consolidated financial statements no Material Adverse Change has occurred, except as reflected in Section 5.6 of the Disclosure Schedule.  All such financial statements were prepared in accordance with GAAP, subject to year end audit adjustments and the absence of footnotes in the case of any unaudited financial statements.

ARTICLE V.

MISCELLANEOUS

Section 5.1.                                 Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document will be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

Section 5.2.                                 Survival of Agreements. All of each Restricted Person’s various representations, warranties, covenants and agreements in the Amendment Documents shall survive the execution and delivery thereof and the performance thereof, including the making or granting of the Loans and the delivery of the Amendment Documents, and shall further survive until all of the Obligations are paid in full to each Lender Party and all of Lender Parties’ obligations to Borrower are terminated. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

Section 5.3.                                 Loan Documents.  The Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply thereto.

Section 5.4.                                 Governing Law.  This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Colorado.

Section 5.5.                                 Interpretive Provisions.  Section 1.3 of the Credit Agreement is incorporated herein by reference herein as if fully set forth.

Section 5.6.                                 Counterparts; Fax.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO.

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

VANTAGE ENERGY, LLC,
as Borrower

By:	/s/ Thomas B. Tyree, Jr.
Thomas B. Tyree, Jr.
President, Chief Financial Officer and
Secretary

WELLS FARGO BANK, N.A.
Administrative Agent, LC Issuer and a Lender

By:	/s/ Oleg Kogan
Oleg Kogan
Director

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ John Frazell
Name: John Frazell
Title: Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

UNION BANK, N.A., as a Lender

By:	/s/ Lauren Trussell
Name: Lauren Trussell
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Michael Spaight
Name: Michael Spaight
Title: Authorized Signatory

CONSENT AND AGREEMENT

This Consent and Agreement is made by each of the undersigned Guarantors as of May 12, 2014 and is being executed in connection with that certain First Amendment to Second Amended and Restated Credit Agreement dated as of even date herewith (the “First Amendment”) by and among VANTAGE ENERGY, LLC, a Delaware limited liability company (“Borrower”), WELLS FARGO BANK, N.A., as Administrative Agent (in such capacity, “Administrative Agent”) and as LC Issuer, and the Lenders party thereto, which amends that certain Second Amended and Restated Credit Agreement, dated as of December 20, 2013 (as amended, supplemented or otherwise modified to the date hereof, the “Credit Agreement”), among Borrower, Administrative Agent, LC Issuer and Lenders.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Amendment.

Each of the undersigned Guarantors hereby (i) consents to the provisions of the Amendment Documents (as defined in the First Amendment) and the transactions contemplated therein, (ii) ratifies and confirms the Second Amended and Restated Guaranty dated as of December 20, 2013 (as amended, supplemented or otherwise modified to the date hereof, the “Guaranty”) made by it and the other Guarantors party thereto in favor of Administrative Agent for the benefit of the Guaranteed Parties (as such term is defined therein) and the other Loan Documents to which it is a party, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of the First Amendment and the other Amendment Documents, (iv) represents and warrants to the Lender Parties that each representation and warranty made with respect to it in any Amendment Document is true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness of the First Amendment as if such representations and warranties had been made as of the time of the effectiveness of the First Amendment (except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty is true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date), and (v) agrees that the Guaranty and such other Loan Documents remain in full force and effect.

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IN WITNESS WHEREOF, this Consent and Agreement is made and delivered as of the date first referenced above.

VANTAGE ENERGY MANAGEMENT COMPANY		VANTAGE ENERGY CHEROKEE LLC

By	/s/ Thomas B. Tyree, Jr.	By	/s/ Thomas B. Tyree, Jr.
	Thomas B. Tyree, Jr.		Thomas B. Tyree, Jr.
	President, Chief Financial Officer and		President, Chief Financial Officer and
	Secretary		Secretary

VANTAGE ENERGY BLACK WARRIOR LLC		VANTAGE ENERGY PICEANCE LLC

By	/s/ Thomas B. Tyree, Jr.	By	/s/ Thomas B. Tyree, Jr.
	Thomas B. Tyree, Jr.		Thomas B. Tyree, Jr.
	President, Chief Financial Officer and		President, Chief Financial Officer and
	Secretary		Secretary

VANTAGE ENERGY UINTA LLC		VANTAGE ENERGY APPALACHIA LLC

By	/s/ Thomas B. Tyree, Jr.	By	/s/ Thomas B. Tyree, Jr.
	Thomas B. Tyree, Jr.		Thomas B. Tyree, Jr.
	President, Chief Financial Officer and		President, Chief Financial Officer and
	Secretary		Secretary

VANTAGE FORT WORTH ENERGY LLC		VANTAGE ENERGY GREEN RIVER LLC

By	/s/ Thomas B. Tyree, Jr.	By	/s/ Thomas B. Tyree, Jr.
	Thomas B. Tyree, Jr.		Thomas B. Tyree, Jr.
	President, Chief Financial Officer and		President, Chief Financial Officer and
	Secretary		Secretary

SIDURI DEVELOPMENT, LLC

		By	/s/ W. Worth Carlin III
W. Worth Carlin III
Chief Executive Officer